Filed under Rule 497(e) and 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA American Funds VCP Managed Asset Allocation Portfolio

(the “Portfolio”)

Supplement dated October 18, 2018 to the Summary Prospectus and Prospectus,

each dated May 1, 2018, as supplemented and amended to date

At an in-person meeting held on October 10, 2018, the Board of Trustees of SunAmerica Series Trust (the “Board”) approved a proposal to change the master fund in which the Portfolio invests all or substantially all of its assets. The Board also approved a change in the name of the Portfolio to “SA American Funds VCP Managed Allocation Portfolio.” The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s master fund, corresponding changes to the Portfolio’s risks and change to the Portfolio’s name. This filing will be subject to review by the SEC and is scheduled to become effective on or about December 17, 2018 (the “Effective Date”).

Currently, the Portfolio attempts to achieve its investment goal by investing all or substantially all of its assets in Class P1 shares of the American Funds Insurance Series® (“AFIS”) Managed Risk Asset Allocation Fund (the “Master Managed Risk Fund”), a portfolio offered by AFIS, a registered open-end investment company. In turn, the Master Managed Risk Fund pursues its investment objective by investing in shares of an underlying fund, the AFIS Asset Allocation FundSM, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

As of the Effective Date, the Portfolio will attempt to achieve its investment goal by investing all or substantially all of its assets in Class P1 shares of the AFIS Managed Risk Growth-Income Fund (the “Master Managed Risk Growth-Income Fund”), another portfolio offered by AFIS. In turn, the Master Managed Risk Growth-Income Fund pursues its investment objectives by investing in shares of two underlying funds, the AFIS — Growth-Income Fund (the “Growth-Income Fund”) and the AFIS — Bond Fund (the “Bond Fund”), while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded options and futures contracts.

The Master Managed Risk Growth-Income Fund normally seeks to invest 80% of its assets in the Growth-Income Fund, which seeks to achieve long-term growth of capital and income. The Growth-Income Fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that its investment adviser believes demonstrate the potential for appreciation and/or dividends. The Master Managed Risk Growth-Income’s investment in the Bond Fund seeks to provide a level of diversification across multiple asset classes. Because different asset classes often react differently to changes in market conditions, such diversification seeks to manage the Master Managed Risk Growth-Income Fund’s risk to market changes, including stock market declines. Additionally, the Master Managed Risk Growth-Income Fund employs a risk-management overlay or managed risk strategy, which consists of using hedge instruments — primarily long positions in exchange-traded put options contracts and/or short positions in exchange-traded futures contracts — to attempt to stabilize the volatility of the Master Managed Risk Growth-Income Fund around a target volatility level and, during periods of significant market declines, to seek to reduce the downside exposure of the Master Managed Risk Growth-Income Fund.

Once the change to the Portfolio’s master fund becomes effective, an updated prospectus reflecting the change will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the new master fund and applicable changes to the Portfolio’s risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.